UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2026

Braveheart Bio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43432	99-2981994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Braveheart Bio, Inc.
One Letterman Drive, Building A, Suite A4-300
San Francisco, CA 94129
(Address of principal executive offices, including zip code)
415-707-6312
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BRVE	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.
As previously disclosed in the Registration Statement on Form S-1, as amended (File No. 333-297456) (the “Registration Statement”), of Braveheart Bio, Inc. (the “Company”), and in connection with the completion of the initial public offering of the Company’s common stock (the “IPO”), the Company filed its second amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware on August 7, 2026. The Company’s board of directors (the “Board”) and the Company’s stockholders previously approved the Amended and Restated Certificate to be filed in connection with, and to be effective immediately prior to, the completion of the IPO. The Amended and Restated Certificate amends and restates the Company’s existing amended and restated certificate of incorporation, as amended, in its entirety to, among other things: (i) authorize 500,000,000 shares of common stock; (ii) eliminate all references to the previously-existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Board in one or more series; and (iv) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders.
The foregoing description of the Amended and Restated Certificate is qualified by reference to the Amended and Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
In addition, as previously disclosed in the Registration Statement, the second amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Board and the Company’s stockholders, became effective as of the effectiveness of the Registration Statement. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures for the Company’s stockholders to take formal actions at meetings of stockholders; (ii) establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of the Company’s stockholders, including proposed nominations of persons for election to the Board; and (iii) conform to the amended provisions of the Amended and Restated Certificate.
The foregoing description of the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

3.1	Second Amended and Restated Certificate of Incorporation of Braveheart Bio, Inc.

3.2	Second Amended and Restated Bylaws of Braveheart Bio, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Braveheart Bio, Inc.

Date: August 7, 2026	By:	/s/ Travis Murdoch
Travis Murdoch, M.D.
President and Chief Executive Officer